TF1 P-1

                        SUPPLEMENT DATED OCTOBER 15, 2007
                     TO THE PROSPECTUS DATED JULY 1, 2007 OF
                             FRANKLIN TAX-FREE TRUST
                 (FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND,
                     FRANKLIN INSURED TAX-FREE INCOME FUND,
              FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND,
                FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND,
                FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND,
                  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND)

The Board of Trustees recently approved a proposal to reorganize Franklin Florida Insured Tax-Free Income Fund (Florida Fund), into Franklin Insured Tax-Free Income Fund (Insured Fund), each a series of Franklin Tax-Free Trust, subject to shareholder approval. Both Funds have similar investment goals. The Funds provide a high level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

It is anticipated that in the first quarter of 2008 shareholders of the Fund will receive a proxy and proxy statement/prospectus requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed in May 2008. The Fund will be closed to new investors after the close of the market on October 31, 2007. If you are a shareholder of record of the Fund as of the close of the market on October 31, 2007, you may continue to add to your account, subject to the terms of your investment plan, until the reorganization is approved by the Fund's shareholders.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE